UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 4, 2026

Date of Report (Date of earliest event reported)

Qorvo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36801	46-5288992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7628 Thorndike Road, Greensboro, North Carolina 27409-9421

(Address of principal executive offices)

(Zip Code)

(336) 664-1233

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QRVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal Year 2027 Performance-Based Restricted Stock Awards and Performance Criteria

On June 4, 2026, the Compensation Committee (the “Committee”) of the Board of Directors of Qorvo, Inc. (the “Company”) approved awards of performance-based restricted stock units (“PBRSUs”) for fiscal year 2027 in accordance with the Qorvo, Inc. 2022 Stock Incentive Plan (the “2022 Plan”) to each of the Company’s named executive officers. Each PBRSU, in addition to being subject to customary terms and conditions as set forth in the 2022 Plan and PBRSU award agreement, is subject to specified performance and service conditions and represents a performance-based award to receive an amount of the Company’s common stock at a future date. The fair market value for each share of the Company’s common stock underlying the PBRSUs was established by the Committee in accordance with the 2022 Plan at $103.97 per share, which was the closing price of the Company’s common stock as reported on the Nasdaq Global Select Market on June 4, 2026.

The Committee approved the grant of PBRSUs that will be earned based upon the Company’s achievement of certain key Company financial metrics that the Committee believes have a strong potential to impact longer-term stockholder value creation (the “FY2027 PBRSUs”). The determination of these financial metrics was made by the Committee in response to shareholder feedback received following the results of the advisory say-on-pay proposal vote held at the Company’s 2025 annual meeting of stockholders, including the removal of objectives-based performance metrics which had been used in prior years. Under the FY2027 PBRSU program approved by the Committee, 50% of the target grant date value of the FY2027 PBRSUs will be earned based upon the Company’s achievement of certain non-GAAP operating income objectives over three, one-year performance periods consisting of fiscal years 2027, 2028 and 2029, 25% of the target grant date value of the FY2027 PBRSUs will be earned based upon the Company’s achievement of certain gross margin objectives over three, one-year performance periods consisting of fiscal years 2027, 2028 and 2029, and 25% of the target grant date value of the FY2027 PBRSUs will be earned based upon the Company’s achievement of certain revenue objectives over a single, one-year performance period consisting of fiscal year 2029. Each officer may earn up to 200% of the target number of FY2027 PBRSUs for each financial metric if the performance objectives are met in full.

The shares subject to the FY2027 PBRSUs will not be earned unless and until the Committee determines and certifies the extent, if any, to which the performance objectives have been satisfied following completion of each applicable performance period and, except as otherwise provided in the relevant PBRSU award agreement, the officer satisfies the applicable service requirement set forth in such agreement. The FY2027 PBRSUs earned by the officer with respect to a fiscal year, if any, will vest on the date of the Committee’s certification.

The target number of shares of the Company’s common stock subject to the FY2027 PBRSUs for each performance objective is as follows:

Name	Non-GAAP Operating Income (assuming target performance)	Non-GAAP Gross Margin (assuming target performance)	Revenue (assuming target performance)
Robert A. Bruggeworth President and Chief Executive Officer	33,183	16,591	16,591
Grant A. Brown Senior Vice President and Chief Financial Officer	8,946	4,472	4,472
Philip J. Chesley Senior Vice President and President of High Performance Analog	6,637	3,318	3,318
Steven E. Creviston Senior Vice President and President of Connectivity & Sensors	5,772	2,885	2,885
Paul J. Fego Senior Vice President of Global Operations	8,079	4,040	4,040

Retention Award

Also on June 4, 2026, the Committee approved a retention award under the 2022 Plan to Mr. Chesley to secure his continued focus and incentivize continued growth of the Company’s HPA segment (the “Retention Award”). The Retention Award is comprised of a combination of 9,618 service-based restricted stock units (“RSUs”), which vest in two equal annual installments on each of the first two anniversaries of the grant date, and 9,618 PBRSUs, which will be earned based upon the Company’s achievement of organic HPA revenue growth objectives over two, one-year performance periods consisting of fiscal years 2027 and 2028. Mr. Chelsey may earn up to 100% of the PBRSUs if the performance objectives are met in full. Vesting of the Retention Award is subject to Mr. Chesley’s continued employment through the applicable vesting or performance achievement date, and will not be eligible for any continued vesting following a termination of Mr. Chesley’s employment for any reason, except that the RSUs (but not the PBRSUs) will be eligible to vest in full in the event of a qualifying termination of Mr. Chesley’s employment in connection with a change in control as provided under his Amended and Restated Change in Control Agreement with the Company. In addition, upon the occurrence of a change in control, the Retention Award will be assumed by and converted into an award of the acquiror or successor (or its parent) in such change in control and will remain subject to the vesting conditions described above, including with respect to the achievement of the performance objectives. For clarity, upon the closing of the Company’s previously announced merger with Skyworks Solutions, Inc. (“Skyworks”), notwithstanding anything to the contrary in the Agreement and Plan of Merger entered into between the Company and Skyworks, the performance objectives applicable to the PBRSUs will not be measured at the closing (as contemplated thereby) and will instead remain in place and eligible to be earned in accordance with its terms following the closing date. The fair market value for each share of the Company’s common stock underlying the Retention Award was established by the Committee in accordance with the 2022 Plan at $103.97 per share, which was the closing price of the Company’s common stock as reported on the Nasdaq Global Select Market on June 4, 2026.

The foregoing description of the Retention Award does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the award agreement governing the Retention Award, a copy of which will be attached as an exhibit to the Company’s Quarterly Report on Form 10-Q filed for the quarter ending June 27, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Qorvo, Inc.

By:	/s/ Grant A. Brown
Grant A. Brown
Senior Vice President and Chief Financial Officer

Date: June 8, 2026